                              FOR IMMEDIATE RELEASE

                              CONTACT: Michelle Mitchell, Corporate
                                       Marketing Mgr.
                                       440-891-2766 (phone)
                                       440-891-2727 (fax)
                                       email: mmitchell@advanstar.com

ADVANSTAR TO ACQUIRE THE LARKIN GROUP AND ALIGN WITH MAGIC SHOWS
----------------------------------------------------------------
--Adds international Fashion Boutique Shows, Style Industrie shows,
-------------------------------------------------------------------
International Fashion Kids Shows, International Fashion Fabric Exhibitions, and
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Accent magazine
---------------

CLEVELAND, OHIO -- July 12, 1999 -- Advanstar Communication, Inc. and its subsidiary MAGIC International, producers of the world's largest fashion and apparel trade show, today announced that Advanstar has signed a definitive agreement to acquire the Larkin Group headquartered in Newton, Mass. The transaction will bring the Larkin Group's 16 trade shows serving the fashion and fabric/textile industries and one magazine serving the accessory industry into the Advanstar family of business and professional trade shows, publications, conferences and marketing services serving 18 targeted industry sectors.

"This acquisition continues our strategy to add quality marketing communication opportunities for our customers in our targeted industry sectors. The Larkin Group's highly-regarded fashion and apparel shows complement our world-renowned MAGIC events, strengthen our leading presence in the fashion and apparel market, and expand our reach into other fashion-related markets including accessories, fabrics and textiles," said Bob Krakoff, Chairman & CEO of Advanstar.

The Larkin Group trade shows held in New York City at the Jacob K. Javits Center consist of five International Fashion Boutique Shows focusing on moderate price point women's apparel,
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                                      -2-

accessories, footwear and jewelry markets; five Style Industrie shows focusing on the upscale, ready-to-wear designer clothing market, four Intentional Fashion Kids Shows focusing on children's apparel, footwear and accessories; and two International Fashion Fabric Exhibitions focusing on fabrics and textiles for the apparel industry. The trade shows will become part of Advanstar's Fashion, Apparel & Beauty Group directed by Joe Loggia, President of MAGIC International and General Manager of Advanstar's Fashion, Apparel & Beauty Group.

"The International Fashion Boutique Shows and Style Industrie shows provide us the platform, the right venue, location, and dates, to build a women's trade show marketing solution much like MAGIC has evolved into for the men's apparel market. New York is a key center for women's fashion, and I look forward to using MAGIC's skills and resources in the New York events to enhance their value to customers," said Loggia.

"It is very exciting when you realize that Advanstar now caters to retailers and buyers in virtually all segments and price points in the fashion and apparel industry. Collectively, the MAGIC and Larkin Group events will service more than 14,000 exhibitors showcasing their product lines to more than 278,000 attendees. This is a powerful and unmatched reach," added Loggia.

The Larkin Group has been owned and managed by Larkin family members since it was founded in 1945 by Harold and Alan Larkin. It operates from locations in Massachusetts, New York and California.

"It was so important for us to find the right buyer, which we determined was Advanstar, owner of MAGIC. We have a proud history, exceptional employees and valuable customers, and I am confident the shows and magazine will flourish under their experienced and creative leadership," said A.J. Larkin speaking on behalf of the Larkin family.
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                                      -3-

Advanstar Communications is a worldwide business information company which produces 107 exhibitions and conferences throughout the world, publishes 110 business magazines and directories, and provides direct marketing, database mid reference products and services to targeted industry sectors including retail, hospitality, fashion, healthcare, pharmaceutical, science, information technology, communications, manufacturing and processing markets. The company has over 1,300 employees and currently operates from multiple offices in the United States, Canada, Latin America, Europe and Asia.

                                   #   #   #
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THE REACH OF ADVANSTAR'S FASHION & APPAREL GROUP
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MEN'S FASHION TRADE SHOWS
-------------------------

-------------------------------------------------------------------------------------------------------------------
Show Name   Frequency           Location             Focus                # of Exhibitors      # of Attendees
                                                                          or Booths
-------------------------------------------------------------------------------------------------------------------
MAGIC       2 times per year    Las Vegas            The largest and      Feb. and Aug. show   Feb. and Aug. show
                                Convention Center    most comprehensive   average: 2,000       average: 90,000
                                & Sands Expo         men's apparel
                                Center, Las Vegas    marketplace in the
                                                     world encompassing
                                                     a broad range of
                                                     price points and
                                                     classifications
-------------------------------------------------------------------------------------------------------------------
The edge    2 times per year    Sands Expo Center,   Held alongside       Feb. and Aug. show   Feb and Aug. show
at MAGIC                        Las Vegas            MAGIC, the edge      average: 300         average: 90,000
                                                     showcases
                                                     progressive trend
                                                     and lifestyle
                                                     fashion
-------------------------------------------------------------------------------------------------------------------
MAGIC East  Annual              Javits Center, New   Features the         New profile for      New profile for
                                York City            finest domestic      January 2000         January 2000
                                                     and international
                                                     manufacturers of
                                                     better and
                                                     designer men's
                                                     apparel
-------------------------------------------------------------------------------------------------------------------
WWDMAGIC    2 times per year    Sands Expo Center,   Multiple price       Feb. and Aug. show   Feb. and Aug show
                                Las Vegas            point categories     average: 1,110       average: 90,000
                                                     strongest in
                                                     junior, young
                                                     contemporary,
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
Show Name           Attendee Profile       Future Show Dates
---------------------------------------------------------------
MAGIC               Apparel retailers      Aug. 30-Sept. 2,
                    including dept.        1999
                    stores,                Feb. 14-17, 2000
                    independent 7          Aug. 28-31, 2000
                    specialty stores
                    and mass
                    merchandisers
---------------------------------------------------------------
The edge            Apparel retailers      Aug. 30-Sept. 2,
at MAGIC            including dept.        1999
                    stores,                Feb. 14-17, 2000
                    independent 7          Aug. 28-31, 2000
                    specialty stores
                    and mass
                    merchandisers
---------------------------------------------------------------
MAGIC East          High-end men's         Jan. 2000
                    specialty, chain
                    and independent
                    retailers
---------------------------------------------------------------
WWDMAGIC            Apparel retailers      Aug. 30-Sept. 2,
                    including dept.        1999
                    stores,                Feb. 14-17, 2000
                    independent &          Aug. 28-31, 2000
                    specialty stores
---------------------------------------------------------------

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                                      -5-

------------------------------------------------------------------------------------------------------------------
Show Name   Frequency           Location             Focus                # of Exhibitors      # of Attendees
                                                                          or Booths
------------------------------------------------------------------------------------------------------------------
                                                     moderate, better
                                                     and accessory
------------------------------------------------------------------------------------------------------------------
The edge    2 ties per year     Sands Expo Center,   Held alongside       Aug. show: 120       Feb. and Aug. show
of MAGIC                        Las Vegas            MAGIC, the edge                           average: 90,000
                                                     showcases
                                                     progressive trend
                                                     and lifestyle
                                                     fashion
------------------------------------------------------------------------------------------------------------------
Internal    5 times per year    Javits Center, New   Low to moderate      Jan., May,           Jan., May,
Fashion                         York City            price point          Aug./Sept. show      Aug./Sept. show
Boutique                                             apparel, jewelry     average: 1,295       average 11,420
Shows                                                and accessories
                                                                          Mar. and Oct. show   Mar. and Oct show
                                                                          average: 484         average: 7,890
------------------------------------------------------------------------------------------------------------------
Stole       5 times per year    Javits Center, New   Higher price         Average of last      Average of last
Industrie                       York City            point upscale,       three shows: 493     three shows: 3,833
Shows                                                read-to-wear
                                                     designer clothing
------------------------------------------------------------------------------------------------------------------
BFiA        2 times per year    Hudson theater,      Fashion shows        N/A                  Mar. and Aug. show
Fashion                         Millennium           dedicated                                 average: 1,000
Shows                           Broadway, New York   exclusively to the
                                                     intimate apparel
                                                     market
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
Show Name                 Attendee Profile           Future Show Dates
-------------------------------------------------------------------------
                          and mass
                          merchandisers
-------------------------------------------------------------------------
The edge                  Apparel retailers          Aug. 30-Sept. 2,
of MAGIC                  including dept.            1999
                          stores,                    Feb. 14-17, 2000
                          independent &
                          specialty stores
                          and mass
                          merchandisers
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Internal                  Retailers and              July 31-Aug. 3,
Fashion                   buyers from the US         1999
Boutique                  and 79 countries           Oct. 16-19, 1999
Shows                                                Jan. 8-11, 2000
                                                     Mar. 22-28, 2000
                                                     June 3-6, 2000
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Stole                     Retailers and              Aug. 5-7, 1999
Industrie                 buyers from mainly         Sept. 24-26, 1999
Shows                     US                         Jan. 9-12, 2000
                                                     Feb. 20-22, 2000
                                                     May 2-4, 2000
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BFiA                      Manufacturers,             Aug. 9, 1999
Fashion                   suppliers, buyers          March 2000
Shows                     and retailers of           Aug. 2000
                          intimate apparel
-------------------------------------------------------------------------

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                                      -6-

CHILDREN'S FASHION TRADE SHOWS
------------------------------

-----------------------------------------------------------------------------------------------------------------------
Show Name      Frequency          Location           Focus                  # of Exhibitors        # of Attendees
                                                                            or Booths
-----------------------------------------------------------------------------------------------------------------------
MAGIC kids     2 times per year   Las Vegas Hilton   Multiple price         Feb. and Aug. show     Feb. and Aug. show
                                  Hotel, Las Vegas   point categories       average: 306           average: 90,000
                                                     for boys, pre,
                                                     girls, and infants
-----------------------------------------------------------------------------------------------------------------------
International  4 times per year   Javits Center,     Low to moderate        Mar. and Aug. show     Mar. and Aug. show
Fashion Kids                      New York City      price point            average: 792           average 4,370
Shows                                                apparel and
                                                     accessories            Jan. and Aug. show     Jan. and Aug. show
                                                                            average: 240           average: 2,4878
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
----------------------------------------------------------------
Show Name           Attendee Profile        Future Show Dates
----------------------------------------------------------------
MAGIC kids          Retailers               Aug. 30-Sept. 2,
                    including major         1999
                    dept. stores,           Feb. 14-17, 2000
                    independent &           Aug. 28-31, 2000
                    specialty stores,
                    and mass
                    merchandisers
----------------------------------------------------------------
International       Retailers and           Aug. 8-10, 1999
Fashion Kids        buyers from             Oct. 17-20, 1999
Shows               specialty shops,        Jan. 16-18, 2000
                    chain and dept.
                    stores and catalog
                    orgs. From the US
                    and 51 other
                    countries
----------------------------------------------------------------


FABRIC/TEXTILE TRADE SHOWS
--------------------------

-----------------------------------------------------------------------------------------------------------------------
Show Name        Frequency          Location              Focus                  # of Exhibitors        # of Attendees
                                                                                 or Booths
-----------------------------------------------------------------------------------------------------------------------
International    Twice yearly       Javits Center, New    Showcase fabrics       Oct. and April         Oct. and April
Fashion Fabric                      York City             and textiles for       show average: 623      show average:
Exhibitions                                               apparel designers,                            8,793
                                                          manufacturers and
                                                          private label
                                                          executives
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
Show Name           Attendee Profile        Future Show Dates
------------------------------------------------------------
International       Manufacturers of        Aug. 8-10, 1999
Fashion Fabric      men's, women's,         Oct. 17-20, 1999
Exhibitions         children's apparel      Jan. 16-18, 2000
------------------------------------------------------------

FASHION INDUSTRY PUBLICATIONS & DIRECTORIES
-------------------------------------------

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                                      -7-

--------------------------------------------------------------------------------------------------------------------------------
Publication Name                           Frequency                       Focus
--------------------------------------------------------------------------------------------------------------------------------
Accents                                    12 times per year               Publishing for buyers and merchandise managers
                                                                           of fine jewelry, fashion jewelry and watch
                                                                           departments. Circulation consists of volume
                                                                           retail buyers, merchandise managers, wholesalers,
                                                                           and other individuals involve din the jewelry and
                                                                           accessory markets. Circulation: 11,200
--------------------------------------------------------------------------------------------------------------------------------
Body Fashions/Intimate Apparel (BFiA)      12 times per year               Published for nearly 80 years, where buyers of body
                                                                           fashions and intimate apparel keep up date on the
                                                                           news and fashion trends of the intimate apparel
                                                                           industry on an international level. Circulation:
                                                                           12,000
--------------------------------------------------------------------------------------------------------------------------------
BFiA Supplements
-- BFiA Catwalk                             2 times per year               A market-specific publication designed for
                                                                           distribution in conjunction with the BFiA Fashion
                                                                           Shows

-- The Men's Department                     5 times per year               Reaches retailers, manufacturers and suppliers of
                                                                           men's underwear and accessories.

-- Waves                                    2 times per year               Published in July and January delivering informative
                                                                           and eye-catching information on the swim industry.
--------------------------------------------------------------------------------------------------------------------------------
Hosiery Style                               5 times a year                 Published to coincide with the major hosiery market
                                                                           weeks, it features fashion and merchandising
                                                                           information that keeps hosiery manufacturers and
                                                                           retailers up-to-date on the latest developments in
                                                                           the market. Circulation: 8,300
--------------------------------------------------------------------------------------------------------------------------------
Innerviews                                 26 times per year               A newsletter containing industry-specific
                                                                           information that concerns the suppliers and
                                                                           manufacturers in the innerwear market. Circulation:
                                                                           3,000
--------------------------------------------------------------------------------------------------------------------------------
Directories:
--BFiA Annual Directory                     1 time per year                Lists manufacturers and suppliers by product
                                                                           classification and reaches suppliers, manufacturers,
                                                                           retailers and wholesalers of hosiery, sleepwear,
                                                                           panties, bodywear, leisure wear, at-home wear,
                                                                           loungewear and robes. Circulation: 9,000

--Hosiery Style Directory                   1 time per year                Published each Spring, it provides a one-stop
                                                                           shopper's guide to manufacturers and suppliers in
                                                                           the hosiery industry. Circulation: 8,300

--Show Directories                          Issued in conjunction with     Description of exhibitors at each show.
                                            each show
--------------------------------------------------------------------------------------------------------------------------------